EMPLOYMENT AGREEMENT


         PRECISE MACHINE PARTNERS, L.L.P. a Texas limited liability partnership (the "Partnership"), and JOHN R. KRYSTINIK ("Employee") hereby agree as follows:

         1. Employment. The Partnership hereby employs Employee, and Employee accepts employment from the Partnership, upon the terms and conditions hereinafter set forth. Any and all employment agreements heretofore entered into between the Partnership and Employee are hereby terminated and cancelled, and each of the parties hereto mutually releases and discharges the other from any and all obligations and liabilities heretofore or now existing under or by virtue of any such employment agreements, it being the intention of the parties hereto that this Agreement, effective immediately, shall supersede and be in lieu of any and all prior employment agreements between them.

         2. Term of Employment. The initial term of Employee's employment under this Agreement shall commence as of August __, 1998 and shall continue for a one
(1) year period terminating August __, 1999; provided, however, that the term of employment may be terminated upon the earlier occurrence of any of the following events:

                  (a)  Upon  the   termination  of  the  business  or  corporate
         existence of the Partnership;

                  (b) Upon the death of the Employee;

                  (c) At the Partnership's option if Employee shall suffer a permanent disability; (For purpose of this Agreement "permanent disability" shall be defined as Employee's inability, through physical or mental illness or other cause, to perform the essential functions of Employee's usual duties, with or without a reasonable accommodation that would not cause an undue hardship to the Partnership, for a period of 3 months or more. The Partnership's option in this regard shall be exercised in writing and mailed or delivered to Employee or Employee's personal representative, and shall be effective on the date of mailing or delivery of the option as exercised.) or

                  (d) At the Partnership's option upon ten (10) days written notice to Employee in the event of any breach or default by Employee of any of the terms of this Agreement or of any of Employee's duties or obligations hereunder, or in the event the Partnership determines that Employee is not performing the duties required of him hereunder to the satisfaction of the Partnership.

Upon termination of employment for any reason, Employee shall be entitled to receive only the Base Salary and Performance Bonus (as such terms are hereinafter defined) accrued but unpaid as of the date of termination and shall not be entitled to additional compensation except as expressly provided in this Agreement.

         3. Compensation.

                  (a) During the term of this Agreement the Partnership shall compensate Employee for Employee's services rendered hereunder by paying to Employee an annual salary (the "Base Salary") of One Hundred Thirty Thousand Dollars ($130,000.00) payable in equal monthly installments during the term of employment.

                  (b) In addition the Base Salary payable under Section 3(a) above, the Partnership shall pay to Employee a "Performance Bonus". The amount of the annual Performance Bonus shall be equal to Thirty Thousand Dollars ($30,000.00) and shall deemed earned on a pro rata basis during the term of employment hereunder. Such Performance Bonus shall be paid in a single payment not later than the last day of the term of employment hereunder.

                  (c) In addition to the Base Salary and Performance Bonus Employee shall be entitled to receive such bonus compensation as the Managing Partner of the Partnership may authorize from time to time.

         4. Duties of Employee.

                  (a) Employee shall serve as General Manager of the Partnership's. plant located in Dallas, Texas or in such other positions as may be determined by the Managing Partner of the Partnership, and Employee shall perform such duties on behalf of the Partnership and its subsidiaries by such means and in such manner as may be specified from time to time by the officers or Managing Partner of the Partnership. At all times during the term of employment hereunder, Employee shall be headquartered in Irving, Texas.

                  (b) Employee agrees to abide by and conform to all rules established by the Partnership applicable to its employees.

                  (c) Employee acknowledges that he is being employed as a full-time employee, and Employee agrees to devote so much of Employee's entire time, attention and energies to the business of the Partnership as is necessary for the successful operation of the Partnership and shall endeavor at all times to improve the business of the Partnership.

         5. Expenses. During the period of Employee's employment, except as otherwise specifically provided in this Agreement, the Partnership will pay directly, or reimburse Employee for, all items of reasonable and necessary business expenses approved in advance by the Partnership if such expenses are incurred by Employee in the interest of the business of the Partnership. The Partnership shall also reimburse Employee for automobile expenses incurred by Employee in the performance of Employee's duties hereunder. The amount of such reimbursement shall be in accordance with the automobile expense reimbursement policy adopted (and as it may be modified from time to time) by the Partnership's Managing Partner. All such expenses paid by Employee will be reimbursed by the Partnership upon presentation by Employee, from time to time (but not less than quarterly), of an itemized account of such expenditures in accordance with the Partnership's policy for verifying such expenditures.

         6. Fringe Benefits.

                  (a) Employee shall be entitled to participate in any health, accident and life insurance program and other benefits which have been or may be established by the Partnership for other employees of the Partnership performing duties similar to those of Employee.

                  (b) Employee shall be entitled to an annual vacation without loss of compensation for period of three (3) weeks.

         7. Covenants of Employee.

                  (a) During the term of Employee's employment with the Partnership and for all time thereafter Employee covenants and agrees that Employee will not in any manner directly or indirectly, except as required in Employee's duties to the Partnership, disclose or divulge to any person, entity, firm or company whatsoever, or use for Employee's own benefit or the benefit of any other person, entity, firm or company, directly or indirectly, any knowledge, devices, information, techniques, customer lists, business plans or other data belonging to the Partnership or developed by Employee on behalf of the Partnership during his employment with the Partnership, without regard to whether all of the foregoing matters will be deemed confidential, material or important, the parties hereto stipulating, as between them, that the same are important, material, confidential and the property of the Partnership, that disclosure of the same to or use of the same by third parties would greatly affect the effective and successful conduct of the business of the Partnership and the goodwill of the Partnership, and that any breach of the terms of this subparagraph (A) shall be a material breach of this Agreement.

                  (b) During the term of Employee's employment with the Partnership and for a period of two (2) years (the "Covenant Term") after cessation for whatever reason of such employment (except as hereinafter provided in subparagraph (C) of this paragraph 7), Employee covenants and agrees that Employee will not in any manner directly or indirectly:

                           (i) solicit,  divert, take away or interfere with any
                  of  the   customers   (or  their   respective   affiliates  or
                  successors) of the Partnership;

                           (ii) engage directly or indirectly, either personally
                  or as an employee, partner, associate partner, officer, manager, agent, advisor, consultant or otherwise, or by means of any corporate or other entity or device, in any business which is competitive with the business of the Partnership. For purposes of this covenant a business will be deemed competitive if it is conducted in whole or in part within any geographic area wherein the Partnership is engaged in marketing its products, and if it involves the manufacture of component parts for commercial aircraft or any other business which is in any manner competitive, as of the date of cessation of Employee's employment, with any business then being conducted by the Partnership or as to which the Partnership has then formulated definitive plans to enter;

                           (iii) induce any salesman, distributor, supplier, manufacturer, representative, agent, jobber or other person transacting business with the Partnership to terminate their relationship with the Partnership, or to represent, distribute or sell products in competition with products of the Partnership; or

                           (iv) induce or cause any employee of the  Partnership
                  to leave the employ of the Partnership.

                  (c) The parties agree that the Covenant Term provided for in the preceding subparagraph (b) shall be:

                           (i) reduced to six (6) months in the event all of the
                  operating assets or all of the common stock of the Partnership is sold to any entity or individuals unaffiliated with the Partnership, its successors or assigns; or

                           (ii) eliminated if the business currently operated by
                  the   Partnership   is  terminated   and  the  assets  of  the
                  Partnership are liquidated.

                  (d) All the covenants of Employee contained in this paragraph 7 shall be construed as agreements independent of any other provision of this Agreement, and the existence of any claim or cause of action against the Partnership, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Partnership of these covenants.

                  (e) It is the intention of the parties to restrict the activities of Employee under this paragraph 7 only to the extent necessary for the protection of legitimate business interests of the Partnership, and the parties specifically covenant and agree that should any of the provisions set forth therein, under any set of circumstances not now foreseen by the parties, be deemed too broad for such purpose, said provisions will nevertheless be valid and enforceable to the extent necessary for such protection.

         8. Documents. Upon cessation of Employee's employment with the Partnership, for whatever reason, all documents, records (including without limitation, customer records), notebooks, invoices, statements or correspondence, including copies thereof, relating to the business of the Partnership then in Employee's possession, whether prepared by Employee or others, will be delivered to and left with the Partnership, and Employee agrees not to retain copies of the foregoing documents without the written consent of the Partnership.

         9. Remedies. In the event of the breach by Employee of any of the terms of this Agreement, notwithstanding anything to the contrary contained in this Agreement, the Partnership may terminate the employment of Employee by written notice thereof to Employee and with payment of the Base Salary to Employee only to the date of such termination. It is further agreed that any breach or evasion of any of the terms of this Agreement by Employee will result in immediate and irreparable injury to the Partnership and will authorize recourse to injunction and/or specific performance as well as to other legal or equitable remedies to which the Partnership may be entitled. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy and each and every remedy given hereunder or now or hereafter existing at law or in equity by statute or otherwise. The election of any one or more remedies by the Partnership shall not constitute a waiver of the right to pursue other available remedies. In the event it becomes necessary for the Partnership to institute a suit at law or in equity for the purpose of enforcing any of the provisions of this Agreement, the Partnership shall be entitled to recover from Employee the Partnership's reasonable attorneys' fees plus court costs and expenses.

         10. Severability. All agreements and covenants contained herein are severable, and in the event any of them shall be held to be invalid by any court of competent jurisdiction, this Agreement, subject to subparagraph 7(e) hereof, shall continue in full force and effect and shall be interpreted as if such invalid agreements or covenants were not contained herein.

         11. Waiver or Modification. No waiver or modification of this Agreement or of any covenant, condition or limitation herein shall be valid unless in writing and duly executed by the party to be charged therewith, and no evidence of any waiver or modification shall be offered or received in evidence in any proceeding, arbitration or litigation between the parties hereto arising out of or affecting this Agreement, or the rights or obligations of the parties hereunder, unless such waiver or modification is in writing, duly executed as aforesaid, and the parties further agree that the provisions of this Paragraph may not be waived except as herein set forth. Failure of the Partnership to exercise or otherwise act with respect to any of its rights hereunder in the event of a breach of any of the terms or conditions hereof by Employee shall not be construed as a waiver of such breach nor prevent the Partnership from thereafter enforcing strict compliance with any and all of the terms and conditions hereof.

         12. Assignability. The services to be performed by Employee hereunder are personal in nature and, therefore, Employee shall not assign Employee's rights or delegate Employee's obligations under this Agreement, and any attempted or purported assignment or delegation not herein permitted shall be null and void.

         13. Successors. Subject to the provisions of paragraph 12, this Agreement shall be binding upon and shall inure to the benefit of the Partnership and Employee and their respective heirs, executors, administrators, legal administrators, successors and assigns.

         14. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given if delivered personally or mailed by certified or registered mail, return receipt requested, if to the Partnership, to:


                  Lawrence J. LeGrand, Executive Vice President
                  Precise Machine Company
                  P.O. Box 900
                  St. Charles, MO  63302-0678

and, if to Employee, to:

                  Mr. John R. Krystinik
                  4247 Shady Bend Drive
                  Dallas, TX  75244

or to such other address as may be specified by either of the parties in the manner provided under this paragraph 14.

         15. Construction. This Agreement shall be deemed for all purposes to have been made in the State of Missouri and shall be governed by and construed in accordance with the laws of the State of Missouri, notwithstanding either the place of execution hereof, nor the performance of any acts in connection herewith or hereunder in any other jurisdiction.

         16. Venue. The parties hereto agree that any suit filed arising out of or in connection with this Agreement shall be brought only in the Federal Court for the Eastern District of Missouri, unless said Court shall lack jurisdiction, in which case such action shall be brought only in the circuit Court in the County of St. Louis, Missouri.

         The parties have executed this Agreement as of August __, 1998.


                        PRECISE MACHINE PARTNERS, L.L.P.
                        ("Partnership")

                        By:      Precise Machine Company, Managing
                                 Partner

                                 By: /s/ Lawrence J. LeGrand
                                    --------------------------------------------
                                    Lawrence J. LeGrand, Executive Vice
                                    President

                           /s/ John R. Krystinik
                         -------------------------------------------------------
                         John R. Krystinik
                         ("Employee")